UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 22, 2003

MEDAMICUS, INC.

(Exact name of Registrant as specified in its charter)

Minnesota	0-19467	41-1533300
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15301 Highway 55 West Plymouth, MN	55447
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (763) 559-2613

Items 1, 2, 3, 4, 5, 6, 8, 9, 10, and 11 are not applicable and therefore omitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits

The following are filed or furnished as Exhibits to this Report:

Exhibit No.	Description of Exhibit
99.1	Transcript of conference call held by Medamicus, Inc. on October 22, 2003.

ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 22, 2003, Medamicus, Inc. (the “Company”) issued a press release regarding its results of operations for the quarter ended September 30, 2003, a copy of which was furnished as an exhibit to the Form 8-K filed with the Securities and Exchange Commission on October 22, 2003.  The Company also held its third quarter earnings conference call on October 22, 2003.  A copy of the transcript of the earnings conference call is furnished herewith as Exhibit 99.1 to this Form 8-K.

The information provided pursuant to Item 12 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEDAMICUS, INC.

	By	/s/ James D. Hartman
James D. Hartman
President and Chief Executive Officer
Dated: October 29, 2003